UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 23, 2024	(January 18, 2024)
Federal Home Loan Bank of Cincinnati
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51399	31-6000228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(513) 852-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2024, the Board of Directors (the Board) of the Federal Home Loan Bank of Cincinnati (FHLB) approved amendments to the FHLB’s bylaws (Bylaws). The amendments provide that, subject to the Federal Home Loan Bank Act (Act) and applicable federal regulations (Regulations) and unless the FHLB otherwise agrees in writing, the United States District Court for the Southern District of Ohio sitting in Cincinnati, Ohio will be the exclusive forum for any action asserting claims related to indemnification or advancement of expenses as provided in the Bylaws, any action asserting a breach of fiduciary duty owed by a director, officer, employee, or stockholder, and any actions asserting claims pursuant to the Act, Regulations, or the Bylaws. The amendments also clarify that selection of Ohio corporate law concerning corporate governance and indemnification does not create any additional rights of stockholders or third parties or subject the FHLB to state court jurisdiction for those matters.

The foregoing description of the amendments to the FHLB’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which, marked to show changes from the prior version, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3.1 – Bylaws of the Federal Home Loan Bank of Cincinnati, as amended through January 18, 2024 (marked to show changes from the prior version)

3.2 – Bylaws of the Federal Home Loan Bank of Cincinnati, as amended through January 18, 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati
January 23, 2024	By:	/s/ Bridget C. Hoffman
Name: Bridget C. Hoffman
Title: Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
3.1	Bylaws of the Federal Home Loan Bank of Cincinnati, as amended through January 18, 2024 (marked to show changes from the prior version)
3.2	Bylaws of the Federal Home Loan Bank of Cincinnati, as amended through January 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)